UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2022

Onconova Therapeutics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36020	22-3627252
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12 Penns Trail Newtown, PA 18940
(267) 759-3680

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	ONTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2022 the Board of Directors (the “Board”) of Onconova Therapeutics, Inc. (the “Company”) increased the size of the Board to eight members and, upon the recommendation of the Nominating and Corporate Governance Committee of the Board, elected Peter Atadja, Ph.D. and Trafford Clarke, Ph.D. as members of the Board, effective immediately. Dr. Atadja’s term and Dr. Clarke’s term will expire at the Company’s 2023 Annual Meeting of Stockholders.

The Board also has appointed Dr. Atadja as the Chairperson of the Nominating and Corporate Governance of the Board and Dr. Clarke as a member of the Compensation Committee of the Board.

As non-employee directors, each of Dr. Atadja and Dr. Clarke will receive cash and equity compensation paid by the Company pursuant to its non-employee director compensation program as described in the Company’s proxy statement, including a one-time grant of an option to purchase 100,000 shares of the Company’s common stock . There are no arrangements or understandings between Dr. Atadja and any other persons or Dr. Clarke and any other person pursuant to which each of them was selected as a director, and there are no transactions between Dr. Atadja and the Company or Dr. Clarke and the Company that would require disclosure under Item 404(a) of Regulation S-K. In addition, the Company will enter into indemnification agreements with Dr. Atadja and Dr. Clarke in connection with their appointment to the Board which will be in substantially the same form as that entered into with the other directors of the Company.

A copy of the Company’s press release announcing the appointments of Dr. Atadja and Dr. Clarke is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
99.1	Press release issued by the Company dated December 19, 2022
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2022	Onconova Therapeutics, Inc.

	By:	/s/ MARK GUERIN
Name: Mark Guerin
Title: Chief Operating Officer & Chief Financial Officer